UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2008

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Technology Square Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (d)       On December 11, 2008, the Board of Directors of Dyax Corp. voted to increase the number of directors to nine (9) and to elect Gustav A. Christensen as a director.  Mr. Christensen’s election as a director will be effective as of January 1, 2009, when he will also become the President and Chief Executive Officer of Dyax, as previously disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	December 15, 2008	By:	/s/ Ivana Magovcevic-Liebisch
Ivana Magovcevic-Liebisch
Executive Vice President of Administration
and General Counsel